================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 17, 2003


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
          DATED AS OF SEPTEMBER 1, 2003, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-WMC2)


                Mortgage Asset Securitization Transactions, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------




           Delaware                   333-106982                06-1204982
           --------                   ----------                ----------
(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
        Incorporation)               File Number)         Identification Number)

      1285 Avenue of the Americas
          New York, New York            10019
          ------------------            -----


Registrant's telephone number, including area code: (212) 713-2000
                                                    --------------



================================================================================

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On September 30, 2003, a single series of certificates, entitled MASTR Asset Backed Securities Trust 2003-WMC2, Mortgage Pass-Through Certificates, Series 2003-WMC2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), Chase Manhattan Mortgage Corporation as servicer (the "Servicer") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates consist of twelve classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-3A Certificates", "Class A-3B Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class CE Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $1,058,249,162.56 as of September 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated September 25, 2003, UBS Warburg Real Estate Securities Inc. ("UBSWRES"), the Depositor and WMC Mortgage Corp. (the "Purchase Agreement"). The Class A-1 Certificates, the Class A-3A Certificates, the Class A-3B Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates were sold by the Depositor to UBS Securities LLC (the "Underwriter"), pursuant to an Underwriting Agreement, dated September 25, 2003 (the "Underwriting Agreement") between the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                                                             Initial Aggregate
                                                           Certificate Principal
         Designation             Pass-Through Rate                Balance
         -----------             -----------------                -------
          Class A-1                  Variable                   $529,063,000
         Class A-3A                  Variable                   $170,245,000
         Class A-3B                  Variable                   $152,583,000
          Class M-1                  Variable                   $ 76,723,000
          Class M-2                  Variable                   $ 58,204,000
          Class M-3                  Variable                   $ 10,582,000
          Class M-4                  Variable                   $ 13,228,000
          Class M-5                  Variable                   $ 13,228,000
          Class M-6                  Variable                   $ 15,874,000
          Class CE                   Variable                   $ 18,519,063
           Class P                      N/A                     $        100.00
           Class R                      N/A                              100.00%


                  The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated August 5, 2003 and the Prospectus Supplement, dated September 25, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits

         Exhibit No.                                 Description
         -----------                                 -----------
         4.1 Pooling and Servicing Agreement, dated as of September 1, 2003, by and among Mortgage Asset
                                            Securitization Transactions, Inc. as
                                            depositor (the "Depositor"), Chase
                                            Manhattan Mortgage Corporation as
                                            servicer (the "Servicer") and U.S.
                                            Bank National Association as trustee
                                            (the "Trustee"), relating to the
                                            Series 2003-WMC2 Certificates.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 14, 2003


                                               MORTGAGE ASSET SECURITIZATION
                                               TRANSACTIONS, INC.


                                               By:  /s/ Glenn McIntyre
                                                    ----------------------------
                                               Name:    Glenn McIntyre
                                               Title:   Associate Director

                                               By:  /s/ Steve Warjanka
                                                    ----------------------------
                                               Name:    Steve Warjanka
                                               Title:   Associate Director

                                Index to Exhibits
                                -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of                                   7
                       September 1, 2003, by and among Mortgage Asset
                       Securitization Transactions, Inc. as depositor (the
                       "Depositor"), Chase Manhattan Mortgage Corporation as
                       servicer (the "Servicer") and U.S. Bank National
                       Association as trustee (the "Trustee"), relating to the
                       Series 2003-WMC2 Certificates.

                                   Exhibit 4.1